UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 25, 2007
                                                         ----------------

                                LNB BANCORP, INC.
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            (Exact name of registrant as specified in its charter)


             Ohio                    0-13203                34-1406303
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  (State or other jurisdiction     (Commission            (IRS Employer
        of incorporation)          File Number)        Identification No.)


                 457 Broadway, Lorain, Ohio                     44052-1769
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          (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (440) 244-6000
                                                           --------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02 Results of Operations and Financial Condition.

On October 25, 2007, LNB Bancorp, Inc. issued a press release announcing its results of operations for the third quarter of 2007. The press release is attached as Exhibit No. 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.             Description
-----------             -----------

99.1 Press Release issued October 25, 2007 by LNB Bancorp, Inc., announcing theresults of operations for the third quarter of 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2007
                                LNB BANCORP, INC.
                           By /s/ Sharon L. Churchill
                            -----------------------
                               Sharon L. Churchill
                             Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.             Description
-----------             -----------
99.1 Press Release issued October 25, 2007 by LNB Bancorp, Inc., announcing the results of operations for the third quarter of 2007.